                      Morgan Stanley Limited Duration Fund
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Brokers   Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total              sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets             From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                 -     $100.0 $2,000,  350,00    0.02%  0.25%   Banc of    Banc
                         0    000,000     0                     America     of
                                                                Securiti  Americ
                                                                 es LLC     a
                                                                Barclays
                                                                Capital
                                                                  BNP
                                                                PARIBASR
                                                                   BS
                                                                Greenwic
                                                                   h
                                                                Capital,
                                                                ABN AMRO
                                                                Incorpor
                                                                  ated
                                                                 Daiwa
                                                                Securiti
                                                                es SMBC
                                                                 Europe
                                                                 HSBC,
                                                                Calyon,
                                                                Deutsche
                                                                  Bank
                                                                Securiti
                                                                  es,
                                                                 Mizuho
                                                                Internat
 Time                                                            ional
Warner                                                            plc,
 Inc.                                                           Wachovia
5.6062  11/08                                                   Securiti
5% due   /06                                                      es,
11/13/                                                          Citigrou
  09                                                               p,
                                                                Dresdner
                                                                Kleinwor
                                                                   t,
                                                                 Scotia
                                                                Capital,
                                                                 Bear,
                                                                Stearns
                                                                 & Co.,
                                                                 Inc.,
                                                                 Lehman
                                                                Brothers
                                                                   ,
                                                                Goldman,
                                                                Sachs &
                                                                  Co.,
                                                                 Morgan
                                                                Stanley,
                                                                JPMorgan
                                                                 , The
                                                                Williams
                                                                Capital
                                                                 Group,
                                                                 L.P.,
                                                                Baylock
                                                                   &
                                                                Company,
                                                                 Inc.,
                                                                 Fortis
                                                                Securiti
                                                                es LLC,
                                                                Merrill
                                                                Lynch &
                                                                Co., BMO
                                                                Capital
                                                                Markets,
                                                                Guzman &
                                                                  Co.,
                                                                Mitsubis
                                                                 hi UFJ
                                                                Securiti
                                                                  es,
                                                                 Credit
                                                                Suisse,
                                                                 Lloyds
                                                                  TSB,
                                                                Utendahl
                                                                Capital
                                                                 Group
                                                                 L.L.C.

Capita  11/14    -     $99.99 $294,50  525,00    0.18%  0.38%             Wachov
 l One   /06                     0        0                     Banc of     ia
2009 C                                                          America   Securi
  A3A                                                           Securiti   ties
5.070%                                                          es LLC,
  due                                                           Merrill
7/15/2                                                          Lynch &
  011                                                             Co.,
                                                                Wachovia
                                                                Securiti
                                                                es, ABN
                                                                  AMRO
                                                                Incorpor
                                                                 ated,
                                                                 Credit
                                                                Suisse,
                                                                Deutsche
                                                                  Bank
                                                                Securiti
                                                                  es,
                                                                 Morgan
                                                                Stanley,
                                                                  RBC
                                                                Capital
                                                                Markets

                                                                 Morgan
                                                                Stanley,
        11/14    -                                              Bank of
         /06                                                    America
  CIT                                                           Securiti
Equipm                                                          es LLC,   Barcla
  ent                  $99.99 $180,00  700,00    0.39%  0.50%   JPMorgan    ys
 Trust                         0,000      0                        ,      Capita
Series                                                          Barclays    l
  A-3                                                           Capital,
                                                                Wachovia
                                                                Securiti
                                                                   es

        03/20    -                                               Morgan
         /07                                                    Stanley,
                                                                  ABN
                                                                 AMIRO
Hospir                                                          Incorpor
a Inc.                                                           ated,
 5.83%                 $100.0 $375,00  310,00    0.08%  0.26%   Citigrou  Citigr
  due                    0    0,000.0   0.00                    p, Banc    oup
3/30/2                           0                                 of
  010                                                           America
                                                                Securiti
                                                                es LLC,
                                                                Wachovia
                                                                Capital
                                                                Markets,
                                                                  LLC

                                                                 Lehman
                                                                Brothers
                                                                   ,
                                                                JPMorgan
                                                                 Credit
                                                                Suisse,
 Home                                                           Merrill
 Depot                                                          Lynch &   Lehman
 Inc.   12/13    -     $100.0 $100,00  170,00    0.01%  0.08%     Co.,    Brothe
5.490%   /06           0         0        0                      Morgan     rs
  due                                                           Stanley,
12/16/                                                          Citigrou
  09                                                               p,
                                                                Wachovia
                                                                Securiti
                                                                  es,
                                                                 Wells
                                                                 Fargo
                                                                Securiti
                                                                es, The
                                                                Williams
                                                                Capital
                                                                 Group,
                                                                  L.P.